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EXHIBIT 99.1


                                [MICROISLET LOGO]

LETTER TO MICROISLET SHAREHOLDERS

March 9, 2007

Dear Shareholders:

I have now had the privilege of serving as President & CEO of MicroIslet, Inc. for over a year. In previous letters I have tried to capture what I refer to as "moments of opportunity." I described what we see as the enormous business and healthcare opportunities represented by our technology, as well as the business and scientific challenges we face in pursuing them. We are always mindful that type 1 diabetes is a devastating disease that poses a serious threat to human life, and has a severe and adverse economic impact on the health care system.

Foremost among the purposes of this letter is to report the progress that we have made in our non-human primate studies. I also want to offer an updated time line for the allotransplantation and xenotransplantation human clinical studies based on our continuing conversations with the FDA following our positive pre-IND meeting in December 2006. Finally, I want to update you on certain personnel changes at MicroIslet.

We are moving forward with the preclinical work that was specified in our discussions with the FDA. In 2006 MicroIslet's preclinical studies included the addition of 12 primates. Eleven of these animals qualified for product transplantation and all animals responded positively. In every case, these animals had no clinical indications of illness or distress. In fact, they have demonstrated normal patterns of activity and feeding. One animal had a post transplantation infection upon re-transplantation and was dropped from the study. The infection was traced to an environmental contamination that was determined not to be related to the MicroIslet product. (MicroIslet takes numerous precautions to prevent environmental contamination, but we currently prepare the material in an R&D laboratory where the risk of contamination is significantly greater than in a manufacturing clean-room facility that will be used for preparing materials for human transplantation.)



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The animals in these studies have achieved periods of reduced insulin requirements. They have also shown evidence of graft function in the absence of chronic immunosuppression. The focus of these initial transplantation studies has been safety and we are pleased to report that the animals have now been monitored for up to 12 months. They have shown no adverse clinical effects. These results demonstrate the tolerability of our product using the peritoneal cavity as a transplant site.

This data was presented to the FDA during a pre-IND meeting in December 2006. The FDA's positive feedback included the request for additional, long-term in vivo data. As a result, we increased the duration of our current primate studies and expanded the number of animals.

We are conducting these preclinical studies with the guidance of highly experienced consultants, including a former FDA Pharmacologist & Toxicologist. Due to the increased scope of these safety studies, we now anticipate that the preclinical work required for IND submission will be completed by the end of 2007. Our IND would then be filed near the beginning of 2008 and our human allotransplantation trial would be scheduled to start in April 2008.

We are designing the clinical safety study to include six patients, with their progress monitored for six to nine months post-transplantation. Patients will receive follow up transplants depending on their insulin requirements. The observations from these studies will allow continued development of the next phase of our strategy--filing of the IND for our xenotransplantation product.

The introduction of new therapeutic interventions involving human subjects is complicated and highly sensitive. The flow of studies required by the FDA resulting from our pre-IND discussions provides us with an excellent opportunity to remind shareholders of the nature of the FDA review process. Proposed timelines necessarily require estimates and assumptions about the time that might be required for each phase of the process.

For example, designating a target date for a pre-IND meeting presumes that one can actually get on the FDA's schedule for that date. That is not the decision of the petitioning company, but rather a function of the regulatory agency's calendar. The process is affected by the number of people, as well as the number and needs of the different FDA divisions that might be involved in the review. The agency responds to the data submitted by a company in support of its proposal (as they most graciously did for us), and this forms the basis of the discussion for the pre-IND meeting.



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Additional work is often required to satisfy the agency's rigorous safety requirements. There must be validation of each assay, process, facility, and raw material that will be employed in the manufacture of the actual product to be used in humans. Extensive testing and complete documentation of results are required. Newer technologies may need to satisfy additional criteria because, at this stage, the safety of the intervention is the most urgent priority for all parties.

In addition, the period of observation used in the primate safety studies must reasonably approximate the time of exposure expected to be included in human subjects. During this stage, the dialogue between the FDA and a petitioning company is ongoing. Extensive written documentation of quality controls, product specifications, and validations is assembled, submitted and reviewed before moving to the next stage in the process.

This description is certainly not intended as an exhaustive review of what is a complicated, multi-stage process. I am merely trying to give our shareholders a flavor of the enormous amount (and detail) of work required in the process of developing a new treatment and achieving FDA approval. The FDA's process of review is rigorous, as it should be. Because of the nuances of this process, we often see progression of a treatment delayed, even in later developmental stages. Please be assured that we at MicroIslet are working hard to maintain momentum in our drive towards the next milestones for this technology, and we believe we have solid science and good visibility on the FDA requirements to support our current timeline.

We have assembled a team of scientists, advisors and consultants with the experience and commitment necessary for MicroIslet's success in our pursuits. I am especially pleased to report that Dr. Mohammad El-Kalay has become an executive officer of the company in his role as Vice President, Research and Development. He brings exemplary and important leadership to the day-to-day management of our scientific activities. His background in Product and Process Development is an important addition to the existing strengths of MicroIslet as the company transitions from a research to a clinical development phase. We welcome him to the team.



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The overall quality of our science has continued to reach higher levels of discovery and application. The implications and potential applications for encapsulated cell-based treatments go beyond islet cells and we believe we are regarded by many as the "go to" company operating in this space.

Let me take this opportunity to share with you one final update. A little over a year ago the founder of MicroIslet, John Steel, stepped down as the Chairman and CEO and took a position as our Director of Corporate Development for an expected six month term. John has expressed to me his utmost confidence in the direction now being forged by the new management team and that he is relinquishing his present role. On behalf of the entire board of directors, I want to express my gratitude to John for his passion and commitment to MicroIslet. As a person with type 1 diabetes and a significant shareholder, John has devoted an enormous amount of his time and energy in the quest for finding alternative treatments for diabetes.

This is an exciting time for our company and we appreciate the continued support of our shareholders. We pledge to continue trying to achieve the milestones toward which many have worked so hard and so long.

Sincerely,

James R. Gavin III, M.D., Ph.D.
President & CEO

ABOUT MICROISLET
MicroIslet is a biotechnology company engaged in the research, development, and commercialization of patented technologies in the field of transplantation therapy for people with insulin-dependent diabetes. MicroIslet's islet transplantation technology, including patented technology exclusively licensed from Duke University, includes methods for isolating, culturing, cryopreservation, and immuno-protection (microencapsulation) of islet cells. MicroIslet is working to develop and commercialize a first product, called MicroIslet-H(TM), a microencapsulated human islet cell suspension that will be used for transplantation in patients with insulin-dependent diabetes. MicroIslet is also working to develop and commercialize a second product, MicroIslet-P(TM), a microencapsulated porcine islet cell suspension for transplantation in patients with insulin-dependent diabetes, which if successful, will address the inherently limited supply of human islets. Additional information about MicroIslet can be found at www.microislet.com.



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EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN
THIS LETTER ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.
THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING MICROISLET'S ABILITY TO CONTINUE AS A GOING CONCERN, THE RISKS AND UNCERTAINTIES INHERENT IN MEDICAL TREATMENT DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH MICROISLET'S EARLY STAGE TECHNOLOGIES, THE RISKS AND UNCERTAINTIES OF GOVERNMENTAL APPROVALS AND REGULATION, DEPENDENCE ON THE MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH AS A SOLE SOURCE SUPPLIER OF ANIMAL PARTS FOR PRE-CLINICAL AND CLINICAL STUDIES, MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL CAPITAL TO COMPLETE ALL OF THE STEPS PRIOR TO THE IND SUBMISSION, COMMENCE HUMAN CLINICAL TRIALS AND ULTIMATELY PROCEED THROUGH SUCH TRIALS AND BRING ANY PRODUCT TO MARKET, THE RISKS THAT MICROISLET'S COMPETITORS WILL DEVELOP, LICENSE OR MARKET TECHNOLOGIES OR PRODUCTS THAT ARE MORE EFFECTIVE OR COMMERCIALLY ATTRACTIVE THAN MICROISLET'S PRODUCTS, OR ARE MORE QUICKLY BROUGHT TO MARKET, AND OTHER RISKS DETAILED FROM TIME TO TIME IN MICROISLET'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. PLEASE SEE THE SECTION ENTITLED "BUSINESS RISKS" IN MICROISLET'S FORM 10-KSB FOR THE FISCAL
YEAR ENDED DECEMBER 31, 2005 AND IN EACH FORM 10-QSB FILED DURING THE FISCAL
YEAR ENDING DECEMBER 31, 2006. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. MICROISLET DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.